Investor & Analyst Day Melrose Park January 19, 2010 EXHIBIT 99.1

Safe Harbor Statement

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,”
“plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our Form 10-K for the year ended
October 31, 2009, which was filed on December 21, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-
looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Other Cautionary Legends

•
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
•
Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Dan Ustian Chairman, President and Chief Executive Officer

Navistar Strategy to Create Shareholder Value • Postretirement • Capital structure • Labor legacy 5 2009 – lowest point in 47 years Industry Environment Navistar Environment

•
Focus is on reducing impact of
cyclicality
– Non-traditional/expansion markets
– Grow parts
• Improve cost structure while developing
synergistic niche businesses with richer
margins
•
Improve conversion rate of operating
income into net income
•
Controlling our Destiny
Strategy: Leveraging What We Have and
What Others Have Built

Overall Theory to Success
•
Must Lead, Not Follow
–
Competitors are European-based and
Class 8-concentrated
–
Technologies similar
•
Navistar
–
Leader in products, technology and innovation
–
Breadth in product/markets/global

Overall Theory to Success
•
Medium, Severe Service and Bus are
differentiated
•
Heavy Truck is sometimes treated as a
commodity
–
Same engine, axles and transmission
–
Mexico price premium:  +10%
–
Europe price premium:  +20%
•
Strategy to differentiate to improve price

Strategy Includes
• Product
– Medium
– Bus: school/commercial
– Heavy: ProStar
®
/LoneStar
®
– Niche markets
– Military
– Big bore
– Global
• Cost Structure
– Scale
– Manufacturing
– SG&A
– EGR technology
– Postretirement
• Growth
– Mahindra
– ROW global
– Military sales
– Global bus
– Diesel

Converting What it is to What it Can Be
Challenge – Why take on so many initiatives?
•
“Just do what others do like focus on cost,
price, SG&A”
•
Doesn’t work for Navistar
–
We could only shrink so much with our legacy
costs
–
The ability to price requires product/brand/time
–
People

Management Team Daniel C. Ustian Chairman, President and Chief Executive Officer A. J. Cederoth Executive Vice President and Chief Financial Officer 11

Management Team 12

Status/Next Steps…
Objective Status Next
$15 billion revenue at
peak
2008 at low industry • $20+ billion
$1.6 billion segment
profit at peak industry
Ready – when market
returns
• Global impacts
Profitable at bottom
(while investing)
2008/2009/2010 while
we invest in the future
Cash
Best results in N.A.
industry
• Improve core margins
while growing global
business
Postretirement Contained • Permanent fix
Capital structure Finalized  • Where to invest excess
cash

Revenue 14 2002 - $6.8B Revenue 2008 - $15B Revenue 2009 - $12.5B Revenue Future - $20B+ Revenue Original Goal - $15B+ Revenue $15 billion

Earnings Per Share vs. Industry Volume
2010 Guidance Range

FY2009
Actual
R&D $433M
Postretirement $233M
Manufacturing
Cash
$1.2B
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.
Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

Postretirement

• Contained
Majority of new entrants closed in 1996
Annual service cost is decreasing
• 2009 higher cost caused by 2008 market decline
Revised investment strategy/investment advisor
FY2009 return 15.8% for pension plan and 15.6% for OPEB
Expect cost to improve/neutral
Need funding improvement
• Aggressive cost control, without service cuts (health care)
Cost contained
FY2008 FY2009
FY2010
Forecast
Future
Goal
Total defined benefits expense (income) ($42) $233 ~$185 to $200 Even Lower
($ in millions)

Capital Structure & Cash
Summary of Capital
Reduced balance sheet risk
and increased financial
flexibility
Manufacturing debt is cost
effective:  6.34% cash APR
Maintained modest leverage
levels set to improve with truck
cycle rebound
Achieved low cost/little to no
dilution while eliminating
uncertainty and risk

Future Cash Options
Our high yield bonds give us the
flexibility to pre pay at least a
portion of the outstanding balance
at any time before maturity.
Invest
Pension

Perceptions versus Reality

• UAW/CAW • UAW/CAW can be
competitive
• Military – predominantly
specialized chassis
• Military
MRAP
Commercial vehicle
• Capital structure • Capital structure (low cost/
no dilution)
• Navistar big bore strategy
risk
• Big bore opportunity
• 2010 EGR engine will have
increased heat and
decreased fuel economy
• 2010 EGR engine will have
better performance and
lower heat rejection
• Everyone else going urea
based SCR risk
• Opportunity

2010 Outlook - $1.75 to $2.25 EPS
2010 vs. 2009 Note
Industry U.S. &
Canada
+5% to 10% 1 half flat/3 qtr down/4 qtr
up
Diesel Ford concluded 1/1/2010 1   3-4 months 2010 engine
transition
Military revenue Down $700M to $900M $500M Truck $200M Parts
Interest expense GAAP interest expense up
$61M
Cash interest expense down
$6M in FY2010
Truck margins • Same as 2009 in 1   half
• Up in 2    half
• Same as 2009 in 1   half
• Up in 2    half
Global/Niche
markets
Up in 2    half Mahindra launch 1   half
NC2 – 2011+
R&D Similar
Other 2010 launch costs $50M Mostly 1   half

nd
nd
st
st
st rd
th
nd
st
st
st

Strategy to Lead Advanced EGR In-Cylinder NOx Reduction Military sustainable at $2B 20 Combined 34% Market Share FY 2009

Agenda
• Jack Allen, President, N. A. Truck Group
• Archie Massicotte, President, Navistar Defense
• Dee Kapur, President, Truck Group
• Eric Tech, President, Engine Group
• A. J. Cederoth, EVP & CFO
• Q & A
• Product and Technology Tour

Jack Allen President, North America Truck Group

Leveraging What We Have and What Others Have Built 23 • Great Products Lead – Differentiate / Innovate • Costs Scale / Partners / Manufacturing • Growth Market Share End Customer 10% Return on Sales

North America Businesses 24 Market share based on brand *Note: Excludes U.S. Military deliveries.

Medium
• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products

Medium Industry
Normal Range

Medium

• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products
International Dealer Network

Medium

• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products

Medium

Springfield
• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products

Medium

• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products

Medium

Retail Market
Share:  35%
Last 4 months
Order Share:  54%
• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products

Medium

Electric
Vehicles
Class 4 / 5
• Depressed Industry Sales
• Best Distribution Network
• Great Products - Differentiated
– Broad Application
– Proprietary Engines
• Manufacturing
– Need Competitive Cost
• EGR Technology
• Order Share
• New Markets / Products
Class 4/5
Class 6/7
Medium Market Trends

Severe
• Depressed Industry Sales
• Great Products - Differentiated
• Manufacturing
– Cost / Quality @ Garland
• #1 Market Position
• EGR Technology
• Order share
• New Products

Severe Industry
Normal Range

Severe 33 • Depressed Industry Sales • Great Products - Differentiated • Manufacturing – Cost / Quality @ Garland • #1 Market Position • EGR Technology • Order share • New Products

Severe • Depressed Industry Sales • Great Products - Differentiated • Manufacturing – Cost / Quality @ Garland • #1 Market Position • EGR Technology • Order share • New Products 34 Garland

Severe
• Depressed Industry Sales
• Great Products - Differentiated
• Manufacturing
– Cost / Quality @ Garland
• #1 Market Position
• EGR Technology
• Order share
• New Products

Severe Share*
*Excludes U.S. Military deliveries.

Severe • Depressed Industry Sales • Great Products - Differentiated • Manufacturing – Cost / Quality @ Garland • #1 Market Position • EGR Technology • Order share • New Products 36

Severe
• Depressed Industry Sales
• Great Products - Differentiated
• Manufacturing
– Cost / Quality @ Garland
• #1 Market Position
• EGR Technology
• Order share
• New Products

*Excludes military
Retail Market
Retail Market
Share:  34%*
Share:  34%*
Last 4 months
Last 4 months
Order Share:  44%
Order Share:  44%

Severe • Depressed Industry Sales • Great Products - Differentiated • Manufacturing – Cost / Quality @ Garland • #1 Market Position • EGR Technology • Order share • New Products 38

Bus
• Lowest Industry
• Products – Differentiated
– Integrated Chassis / Body
– Proprietary Engines
• Manufacturing
– Rationalize Operations
• EGR Strategy
• New Products / Markets

School Bus Industry

Bus 40 • Lowest Industry • Products – Differentiated – Integrated Chassis / Body – Proprietary Engines • Manufacturing – Rationalize Operations • EGR Strategy • New Products / Markets

Bus

Cost Structure
Tulsa         Conway
• Lowest Industry
• Products – Differentiated
– Integrated Chassis / Body
– Proprietary Engines
• Manufacturing
– Rationalize Operations
• EGR Strategy
• New Products / Markets

Bus 42 • Lowest Industry • Products – Differentiated – Integrated Chassis / Body – Proprietary Engines • Manufacturing – Rationalize Operations • EGR Strategy • New Products / Markets

Bus 43 • Lowest Industry • Products – Differentiated – Integrated Chassis / Body – Proprietary Engines • Manufacturing – Rationalize Operations • EGR Strategy • New Products / Markets

Heavy
• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy Industry
Normal Range

Heavy

• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy

2003
• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy

2010
• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy

• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy

• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share

Heavy

• Depressed Industry Sales
• ProStar
®
/ LoneStar
®
– Fuel Economy
– ATD Truck of the Year
• Manufacturing
– Cost competitive
– Cab Relocation
• Proprietary Engines
– 11L – 15L
– Parts & Service
• EGR
– Fuel Economy
– Vehicle Improvements
• Order Share
Retail Market
Share:  25%
Last 4 months
Order Share:  28%

Growth:  End Customer

Controlling Our Destiny
Replicating Success of Navistar Integrated Solutions
IC Bus
Integrated Chassis & Body
Vehicle Performance
Quality Enhancement
One Stop:  Sales, Parts, Service
Transaction Control
New Integrated Products
Continental Mixers
Monaco RV
61% Market Share
10% ROS

Concrete Mixers:
Market Overview
Market
Rear discharge
Industry Characteristics
Share
(Rear discharge mixers)

Concrete Mixer Industry
Rear discharge
bridge saver
Front discharge
Cyclical market
2009 historic industry low
Market driven by residential and
commercial construction
McNeilus
70%
Continental
15%
Terex
6%
Others
9%

Continental: Leverage Navistar
Scale and Expertise

Business Improvement Operational Improvements
•
Vehicle Integration
•
EGR Engines
•
Parts and Service
•
Global Sales
Market Share Growth 10%+ ROS
•
Leverage International
Dealer Network
•
Material Costs
•
Body / Chassis Integration
•
SGA

Towables Motorized
Recreational Vehicles:  Monaco
Class A Industry
• Cyclical market
• Lowest industry in 30 years
• Market drivers: life style, consumer
confidence, discretionary income
Market
High end Class A
motorhome
Lower priced gas
Multiple price point
towables
– Under capitalized competitors
– Low purchasing power
– Poor relative quality
– Inconsistent service
– Low parts sales
– Fragmented
Industry Characteristics

2009 CY Oct YTD Retail Share
12%
88%

Monaco RV: Leverage Navistar
Scale and Expertise

Business Improvement Operational Improvements
•
Vehicle Integration
•
Aerodynamics
•
EGR Engines
•
Parts and Service
Share Market Growth 10%+ ROS
•
Proprietary Engines
•
Material Costs
•
Overhead
•
SGA

New Chassis 56 Class 4 / 5 LCOE Enablers to Future Integrated Products

EGR:  Myth’s & Reality
•
Engines run hot with EGR        not true
•
Engines with EGR lose fuel economy         not true
• Navistar won’t be ready with 0.5g engines and then
with 0.2g engines         not true
•
SCR is more environmentally clean          not true
• 15L gap in production will hurt Navistar
in 2010         not true

2010 Heavy: Industry & Engine Transition 58

Summary/Conclusions
• Goal 10% ROS
• Market positioned for recovery
• Differentiated product growing leadership position
• Cost structure in place to achieve profitability
• Growth opportunities in each segment leveraging
scale, assets and expertise
• Advanced EGR on track
– Testing & certification
– New order share up significantly
– 15L transition plan

Archie Massicotte President, Navistar Defense

Leveraging What We Have and What
Others Have Built

Leveraging Assets/Controlling our Destiny
Leveraging Assets/Controlling our Destiny
Great Products
Commercial platforms
MRAP success
Partnerships
Best Cost
Manufacturing capacity
Purchasing scale
Parts & Service
infrastructure
Commercial synergies
Business Growth
Sustainment services
Spare parts business
Strategic influence
Global sales

Sustainable at $2B for 2010 and Beyond Leveraging our Assets Controlling our Destiny $2B Global Opportunities Fielded Fleet 2010 Base 62

Navistar Defense Growth > 27,000* units in 6 years (*units projected thru 2010) 63

Leveraging What We Have

School Bus Class 6 and 7 Combined Class 8
19,000 to 22,000
19,000 to 22,000
units per year
units per year
Engines
38,000 to 78,000
38,000 to 78,000
units per year
units per year
37,000 to 73,000
37,000 to 73,000
units per year
units per year
269,000 to
269,000 to
460,000
460,000
units per year
units per year

Government Acquisition Landscape

• MRAP
• TSV (Husky)
• MilCOTS
Evaluation Criteria:
- Survivability
- Delivery
- Product features
- Relationship with
customer less important
Urgent Need
• FMTV
• HMMVW
Evaluation Criteria:
- Price
- Manufacturing capability
- Delivery
- Incumbent engrained in
product and government
- Relationship with
customer more important
Program of Record
• Supporting the soldier
with the right part at the
right place at the right
time, every time.
• Operational readiness
• Vehicle maintenance
• Capability insertion
• Repair/Rebuild/Reset
• 72% of life cycle costs
are support and
sustainment
Sustainment

Life Cycle Support
• Vehicles only part of the story
• Majority of program opportunity is post acquisition
• Sustainment activities leverage commercial investments
DOD budget to shift from procurement to operation and maintenance (RESET)

(Information from Defence Acquisition University)
(based on Navistar historical information)
Program Years

Sustainment – Mission Readiness • Initial fielding • Field support • Training • Logistics • Spare parts • Resets • Repower • Services • Capability insertion 67

Armored Cab for Afghanistan Bar Armor Independent Suspension Capability Insertion Emergency Egress Windows Husky Limited Slip Differential Upgrade 68

Operation Enduring Freedom (OEF) -
Afghanistan
•
President Obama ordered the deployment of an additional 30,000 troops
Deployment will be staged over the next six months, with the full additional complement being in-country by summer 2010.
U.S. troop total ~ 100,000
• NATO Secretary General Rasmussen stating that he expects NATO allies to contribute at least an additional 5,000 troops in 2010
•
There are currently ~ 185,000 personnel in the Afghan army and police
NATO commanders hope to raise this number to 231,000
by October
2010
Eventual objective is a total of 400,000 Afghan National Security Forces
Vehicle and Sustainment Opportunities

Afghanistan (Current & Future) FMS MaxxPro ® Afghan National Army UK Wrecker UK Husky MaxxPro ® Wrecker Afghan National Police 70

MRAPs in Afghanistan
Joint Requirements Oversight Council increased MRAP acquisition objective by 4,000
Joint Program Office (JPO) - highest priorities
1) Full Mission Capable (FMC) readiness for every MRAP
• MRAP overall readiness is
95%
- including OEF
Sustainment activities contribute to this high readiness rate
2) Urgent fielding of ISS capable vehicles
• Dash ISS upgrade kits
• MaxxPro
®
base model ISS rolling chassis
• New Dash production
• Focus on facilities and sustainment infrastructure – turn key

MRAP Deployment & Enhancement Building Blocks Dash production with ISS upgrade Fielded Dash ISS upgrade ISS upgrade via rolling chassis BDAR or value based decision for all variants 72

~ $2.0 - $2.2 Billion Revenue
Navistar Defense 2009 and 2010 Sales Mix
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Parts
2009
~ $3 Billion Revenue
Parts
Capability
Insertion
Vehicles
2010
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Parts
Firm Orders
~ $1 Billion Revenue
Opportunity (strong confidence)
~ $1.0 - $1.2 Billion Revenue

Clear Path to $2B in 2010
Tactical / MilCOTS
• 7000 MV
• AFMTV
• MilCOTS – Canada
• MTV
• FMS – UK (TSV)
• FMS – MXT
• FMS – Other
• 5000 MV
• TACOM – other
urgent
requirements
Sustainment
•Spare parts
•Maintenance
•Reset
•Repower
•Refurbishments
•Field Service
Representatives
•Sustainment
services
•Integrated logistics
MRAP
•FMS sales
•New vehicle sales
•Capability
insertions/ retrofits
•Spares
•Maintenance
•Sustainment
services
MRAP ISS
•Dash upgrades
•ISS kits
•Rolling chassis
•Spares
•Field service
Representatives
•Sustainment

Beyond 2010
• Continue to leverage our unique value proposition/commercial investments (Engineering, Manufacturing, Sustainment)
• Support fielded products
• Pursue US tactical vehicle fleet competitions
JLTV (Joint Light Tactical Vehicles)
FMTV (Family of Medium Tactical Vehicles)
M915 – Line haul tractors
HMMWV
• Pursuing vehicle leads in over 20 countries
• Strategic partnerships
Tatra (Czech Republic)
BAE
Bumar (Poland)
FHTV (Family of Heavy Tactical
Vehicles)
HEMTT (Heavy Expanded Mobility
Tactical Truck)
HET (Heavy Equipment Transporter )

Navistar Defense Revenue (in $millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
FY2007 FY2008 FY2009 FY2010 (est.)
Vehicles
Sustainment

Navistar Defense Growth > 27,000* units in 6 years (*units projected thru 2010) 76

Dee Kapur President, Truck Group

Great Products:
The foundation for success
• N.A. Market share growth
• Customer-focused EGR
solution
• Quality improvements
• Integrated vehicle and body
solutions for the end
customer
• A successful defense
business – leveraging assets

Global Picture of Success: 3-5 Years
• Leading products
tailored to specific
global markets
• Integrated powertrain
• Leveraging Navistar
technology
• Lean and efficient
• ~1.5 million target market
• 10-20% share
• 150-300K vehicles
• $3-5 Billion revenue

Headlines
China Eclipsed the U.S.
as the world’s top auto
market in 2009
MAN to Buy Stake in China's
Sinotruck ($780M)
MAN AG Buys Volkswagen’s
Brazilian Truck, Bus Unit
($1.58B)
Daimler, India Hero to invest
$1.1B in trucks JV
TATA’s World Trucks Storm In

Global Demand 2008 Global Market U.S./Canada Market = 359,000 Rest of World = 1,858,000 Sources: Compilation of JD Powers 2008, World Truck Manufacturers Report, Econometrix 81

Global GDP Growth 82

Note:  2007 Truck prices are estimated retail prices (McKinsey, Booz, Monitor)
Australia
South Africa
Turkey
Middle
East
India
Russia
Mercosur
Other
LA
Mexico
China
Western
Europe
North
America
= Avg. Hvy price <$50K
= Avg. Hvy price   $50-100K
= Avg. Hvy price $100-150K
= Avg. Hvy price >$150K
Global Pricing and Operating
Margins of Leading Manufacturers

Australia
South Africa
Middle
East
India
Russia
Mercosur
Other
LA
Mexico
China
North
America
5% - 7%
8% - 10%
> 11%
Global EBIT Margins
Note: 2007 EBIT estimated are based on Navistar historical data and 2007
Company Annual Reports

Recipe for Global Growth
• Leverage assets with strategic partners
• Widest distribution
• Not only trucks; also buses
Mahindra-Navistar
NOTE: J.V. Pending - MOU with San Marino (Neobus) for
integrated commercial bus body J.V. assembly plant in
Mexico

Historical – Global Footprint 9800 • Leverage historical “International” distribution 86

Growth – Addition of MNAL 9800 + • Leverage historical “International” distribution • Expand in to Indian subcontinent/Asia 87

Growth – Addition of NC² 9800 + + • Leverage historical “International” distribution • Expand in to Indian subcontinent/Asia • Leverage CAT brand/ distribution/customer base 88

Growth – China and Western Europe
9800
+ +
+
• Leverage historical
“International” distribution
• Expand in to Indian
subcontinent/Asia
• Leverage CAT brand/
distribution/customer base
• Complete footprint with
JAC/China

MNAL Launch • Full range of benchmark cabover products • Proprietary dump bodies and buses • Proprietary engines • Cost structure tailored to local market 90

Mahindra Navistar Market Goals Industry Volume 256,000 310,000 375,000 426,000 459,000 91

MNAL Launch 92

India Opportunity
• Tata Motors
currently has
about 60 percent
of India's truck
and bus market
(Source: Reuters)
vs.
• 260 – 310 hp
• Proprietary powertrain/
5-7% fuel economy
• Contemporary driving
dynamics/cab comfort –
productivity
227 hp
Cummins B

st
China Market
Note:  Mahindra FY – April to March
Mahindra/Navistar J.V. is a 51% - 49% joint venture
JAC Partner:  Expect DA by 1 half 2010
But can you make money in China?
In a good year, GM makes around a billion dollars profit in China
GM China President, Kevin Wale, 2009

China Truck Sales (6 ton and up)
• Technology, including engines
• Cost structure tailored to local market
• Industry expected to be 800,000 units this year

Global Bus Opportunity
•
Navistar
Technology/Resources
•
Neobus local skills/
manufacturing/marketing
•
Navistar
Technology/Resources/
marketing
•
Neobus local skills/
manufacturing
•
Navistar
Technology/Resources
•
MNAL local skills/
manufacturing/marketing

ROW U.S. / Canada
Latin America

Leveraging for NC ² Success • Deploy N.A. technology for select markets • Derive market specific technology and deploy • Leverage MNAL assets into equivalent markets • Leverage JAC assets 96

Global Picture of Success: 3-5 Years
• Leading products
tailored to specific
global markets
• Integrated powertrain
• Leveraging Navistar
technology
• Cost leadership
• ~1.5 million target market
• 10-20% share
• 150-300K vehicles
• $3-5 Billion revenue

Eric Tech President, Engine Group

Competitive Cost
Competitive Cost
Structure
Structure
Profitable
Profitable
Growth
Growth
Great Products
Great Products
Differentiation
Strategic Pillars
Controlling Our
Destiny
Leveraging
Assets
Worldwide Leader in 3L to 15L Diesel Engines

Support Truck Group with World-Class Engines and Technology Diversify North American Customer Base Build on South American Growth Grow and Diversify Globally Engine Growth Strategy: Key Principles 100

Grow with Truck Niche Segments North American Growth and Diversification 101

Global Growth 102

The Importance of China
Navistar is well positioned for success in China
China Trends
High Growth Rate
Engine Performance
Requirements
Emissions Regulations
Navistar Provides…
Right Engines
Right Performance
Right Technology
Euro III
Projected Emission Regulations
Euro IV
Euro V
2011 2014

3.5 Tons and above
Sources: China Business Update; China Association of Automobile Manufacturers

South American Growth 104

Controlling Costs
Cost Imperative:  Control Key Technology Systems Cost
EPA 04 EPA 07 EPA 10

Base
Engine
Base
Engine
Base
Engine
Technology Technology
Systems Systems
Technology Technology
Systems Systems
Technology Technology
Systems Systems
Engine Systems Cost

Controlling Technology Development Current Future Black Box Seamless Integration 106 Fuel Systems Air Systems Aftertreatment

Controlling Our Destiny Old Reality New Reality 107

Pure Power Technologies
Building Blocks
• Fuel System Business
• Re-Man and New
Injector Business
Skilled Workforce
Engineering Staff
Intellectual Property
Fuel Systems Plant
R&D Center
Continental Fuel Systems
Amminex
• Aftertreatment System
• EGNR Technology
• Complements
MaxxForce Advanced
EGR Technology
Holley
• Air management
• Advanced EGR
valve
• Facilitates OBD
Integration
EGNR Technology
Advanced EGR Valve

Control Cost          Control Technology Control Destiny

Emissions Technology Advantage
Prime Path – Advanced EGR
Navistar Uniquely Positioned to Adapt Product Attributes

Fuel System Air Management
Controls
Heat
Management
Advanced EGR EGNR
When combined with Exhaust Gas NOx Reduction (EGNR) …
Greater
Flexibility

Strategic Pillars
Worldwide Leader in 3L to 15L Diesel Engines
Competitive Cost
Competitive Cost
Structure
Structure
Profitable
Profitable
Growth
Growth
Great Products
Great Products
Differentiation
Controlling Our
Destiny
Leveraging
Assets

A. J. Cederoth Executive Vice President and Chief Financial Officer

Capital Structure –
Refinance to Create Value
• Refinanced $1.5 billion -
Long-term structure with
staggered maturities
– 5 year/12 year
– No dilution until $60
• Manufacturing debt is cost
effective:  6.34% cash APR

NIC - Status
NFC - Status
• 2009 systematic refinancing
• Three year bank facility in place
• Position to fund expansion
NIC – What’s Next
NFC - What’s Next
• Focus on strategy execution • 2010 – Challenge is fleet financing

-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
2007 2008 2009 2010 Fcst Future
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
2003 2004 2005 2006
Revenue Goal:  $20 Billion at next peak

$12.6B-$13.1B
$20B
FY2010 Industry Growth Global Contingency Future

Manufacturing Segment Profit 114 $700M-$750M $1.8B FY2010 Industry Margin Growth Contingency Future

Earnings Per Share vs. Industry Volume
2010 Guidance Range

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

Summary:  FY 2010 Guidance

Note:  Diluted EPS assumes shares of approximately 72.5M
2010
Guidance
U.S. and Canada Industry 195,000        215,000
($billions)
Sales and revenues, net 12.6 $           13.1 $
($millions)
Manufacturing segment profit 700               750
Below the line items (553)             (547)
Income excluding income tax 147               203
Income tax benefit (expense) (20)               (40)
Net Income 127 $            163 $
Diluted earnings per share ($'s) 1.75 $           2.25 $
• Growing the business
• Diversification is working
• Improving core margins
• Right sized headcount for
economy
• Aggressive actions to
contain health care
• Year-end manufacturing
cash flow approximately
$1.1B (neutral to positive)

Status/Next Steps…
Objective Status Next
$15.0 billion Revenue
at peak
2008 at low industry $20+ billion
$1.6 billion Segment
Profit at peak industry
Ready – when market
returns
Global impacts
Profitable at bottom
(while investing)
2008/2009/2010 while
we invest in the future
Cash
Best results in N.A.
industry
Improve core margins
while growing global
business
Postretirement Contained Permanent fix
Capital structure Finalized  Where to invest excess
cash

• Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
• Improve cost structure while developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating income into net
income
• Controlling our Destiny
Strategy: Leveraging What We Have and
What Others Have Built

Q&A

Appendix

Date Financial Services Actions Completed
April $300 million – Retail Securitization
August $650 million – Wholesale Renewal
October $100 million – Retail Accounts Renewal
November $350 million – Wholesale TALF Deal
December $815 million – NFC Bank Refinance
December $300 million – Asset Sale
Navistar’s 2009 Refinancing
Plan is Complete
Date Manufacturing Action Completed
October $1.5 billion – NIC Refinancing

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08 FY09
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 22,600 20,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 39,800 45,000 54,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 119,400 130,000 138,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 181,800 195,000 215,000
FY 10
Actual Guidance
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume

100,000
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fcst
U.S. and Canada Class 6-8 Retail Industry

Market Share – U.S. & Canada School Bus and
Class 6-8

Navistar 1st Q 2nd Q 3rd Q 4th Q 1st Q 2nd Q 3rd Q 4th Q 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% 66% 61%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 33% 39% 35%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% 24% 25%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37% 45% 49% 41% 47% 45%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25% 31% 33% 33% 32% 32%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31% 33% 38% 37% 39% 36%
Navistar 1st Q 2nd Q 3rd Q 4th Q 1st Q 2nd Q 3rd Q 4th Q 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% 66% 61%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 33% 39% 35%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% 24% 25%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27% 32% 36% 33% 33% 34%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22% 26% 28% 30% 27% 28%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 32% 29% 30% 35% 35% 36% 34%
Market Share - U.S. & Canada School Bus and Class 6-8
2007 2008
2007 2008 2009
2009
Full Year
Full Year
Full Year
Full Year

Truck Chargeouts
Note:  Information shown below is based on Navistar’s fiscal year

Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,600 3,800 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,700 11,000
TOTAL 14,800 12,400 13,400 16,300 56,900
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,400 5,400 12,100
WORLD WIDE TRUCK 19,700 16,400 17,000 23,700 76,800

World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000   56,200   65,400   53,500   235,100
Other OEM's (All Models) 21,000   26,400   29,100   27,700   104,200
Engine Shipments to Truck Group 23,100   12,100   13,700   16,500   65,400
Total Shipments 104,100 94,700   108,200 97,700   404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000   55,300   25,200   24,500   152,000
Other OEM's (All Models) 25,900   31,500   34,100   37,100   128,600
Engine Shipments to Truck Group 12,900   15,700   20,000   16,300   64,900
Total Shipments 85,800   102,500 79,300   77,900   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 14,100   29,000   26,200   44,300   113,600
Other OEM's (All Models) 22,500   22,200   24,600   29,100   98,400
Engine Shipments to Truck Group 14,300   12,700   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
2008
2007
2009

Order Receipts – U.S. & Canada

Percentage
2009 2008 Change Change
18,300 11,900 6,400 54
15,100 19,400 (4,300) (22)
Class 8 heavy trucks 19,900 22,600 (2,700) (12)
Class 8 severe service trucks 14,100 23,100 (9,000) (39)
67,400 77,000 (9,600) (12)
34,000 45,700 (11,700) (26)
* Includes 3,000 and 9,600 units for the years ended October 31, 2009 and 2008, respectively, related to U.S. military contracts.
Total "Traditional" Markets*
Order Receipts: U.S. & Canada (Units)
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Year Ended
October 31,

Frequently Asked Questions

Q1: What should we assume for capital expenditures in 2010?
A:
For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be below our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A:
Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3:
What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:
The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt.  In October 2009 our manufacturing company issued $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs ($36 million in total amortized over the life of each note), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($125 million).  In FY 2010 this variance will be much larger due to the timing of interest payments on the high yield notes.  Interest payment dates are in May and November starting in May 2010.  Therefore, we will only have one cash payment this fiscal year even though expense will show the full year's amount.  As a result of this and other non-cash interest expense, FY 2010 may show a variance of approximately $67 million between cash and GAAP interest.

Frequently Asked Questions
Q4: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks and buses sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed.
Q5: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S. and approximately 9%
of retail purchases.
Q6: When is the next refinancing due at NFC?
A: Our TRIP facility, which we use as a warehouse for our retail notes, is due for renewal in June 2010.
Q7: How do you fund retail notes?
A: Retail notes are primarily funded by a bank revolver and a revolving warehouse facility that we call TRIP, which doesn’t mature until 2010. These notes are ultimately sold to either a conduit facility or into a public securitization.
Q8: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.

Frequently Asked Questions
Q9: How are your securitization rates determined?
A: Portfolio performance, deal structure and market conditions affect pricing, as well as the type of asset being financed (for example dealer floor plan inventory versus a customer purchase).
Q10: What is your NFC funding strategy?
A: We use three or four primary funding sources. For longer-term retail truck notes that finance the sale of trucks to end customers, we finance those in the term securitization markets in either public or private deals. We primarily finance our wholesale portfolio in traditional private or public securitizations. We also have a combination of revolving type facilities that often warehouse assets until they can be financed permanently.
Q11: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned. We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q12: Are your customer interest rates going to increase?
A: Like all lenders, we need to achieve a profitability threshold to ensure our continued access to capital, and that means pricing our rates in line with the marketplace. So, yes, as the cost of financing has increased for all companies, we have passed on some of the cost increase to our dealers and customers.
Q13: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.

Frequently Asked Questions

Q14: How do you make your credit decisions? Do you require a certain credit score?
A:
We factor in a variety of criteria in our credit scoring model such as business model, company history, down payment, etc.
Q15: What is your total amount of capacity at NFC?
A:
Total availability in our funding facilities is more than $700 million as of October 31, 2009.
Q16: What was your Class 6/7 net order intake for July 2009 to December 2009?
A:
For the period of July 2009 to December 2009, our Class 6/7 total net order intake was 14,037 for the six month period, accounting for about 50% of overall orders in the industry.

Q17: What was your Class 8 net order intake for July 2009 to December 2009? What was your
Class 8 backlog as of December 2009?
A:
For the period of July 2009 to December 2009, our Class 8 total net order intake was 20,181 for the six month period, accounting for about 31% of overall orders in the industry. The backlog of Class 8 trucks was 11,155.

Frequently Asked Questions
Q18: What is the current JLTV status?
A: Navistar and BAE just completed the Critical Design Review (CDR). The CDR was completed as part of the 27-month JLTV Technology Development (TD) contract received in October 2008. The CDR marks the completion of the design process and the start of vehicle integration, assembly, test and checkout (IAT&C) activities to deliver test vehicles to the government by May 2010. Australia and India have also joined the program and interest has been expressed by Canada, Israel and Britain.
Q19: What changes have occurred in Defense spending due to the increase in troops heading to
Afghanistan?
A: According to a Pentagon reprogramming document signed on December 1, the Defense Department is shifting $2.7 billion from the Mine Resistant Ambush Protected vehicle fund. Approximately $1.8 billion will go to the MRAP account for government furnished equipment, engineering change proposals, and initial logistics support for operating forces in Afghanistan. Last week, the Joint Requirements Oversight
Council also increased the acquisition objective for Mine Resistant Ambush Protected (MRAP) vehicles by 4,000 units. Approximately 1,300 of these vehicles may be category I MRAPs. Navistar has more than 6,400 CAT I MaxxPro MRAPs in theater.
Q20: What is the process now that the Government Accountability Office (GAO) has upheld the FMTV protests waged by Navistar and BAE?
A: The GAO has recommended that the Army re-evaluate Oshkosh under the capability factor and
Navistar under the past performance factor. The Army has 60 days from December 14 to comply with the GAO’s recommendations. Price and capability are of equal importance in evaluating the FMTV program. Past performance is the third area for evaluation.

Frequently Asked Questions
Q21: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they choose not to introduce advanced technologies earlier.
Q22: How has The American Recovery and Reinvestment Act of 2009 and The Worker,
Homeownership, and Business Assistance Act of 2009 affected Navistar?
A: Two of the business tax incentives had a direct effect on Navistar in FY2009:
A)  The legislation provides for additional depreciation deductions equal to 50% of the cost of non-
real property fixed assets placed in service during calendar year 2009.
B)   In lieu of claiming the additional depreciation deductions described in (A) above, the legislation would allow Navistar to accelerate the realization of tax credits earned in prior years.
Navistar intends to accelerate the realization of tax credits earned in prior years.  The amount expected to be realized is immaterial to the Company’s financial statements.
We expect the direct effect on Navistar in FY2010 as follow:
The Act also provides for the carryback of net operating losses incurred in tax years beginning in 2009, which would entitle the Company to a refund of AMT taxes paid in prior years. If the Company incurs a tax net operating loss in FY2010, it will pursue the refund of AMT credits to the maximum amount allowable by law.

Frequently Asked Questions

Q23: How would President Obama’s tax proposals impact Navistar, if enacted?
A:
The President’s proposals would have anti-competitive implications for multinational companies, such as Navistar. In the near term we would not anticipate a material adverse impact on our financial statements due to the fact that we currently have a full valuation allowance against a large portion of our deferred tax assets and are still utilizing U.S. net operating losses.  Over the long term we would anticipate adverse U.S. tax implications for our international businesses, requiring actions to be taken by Navistar to address these implications.
Certain material proposals impacting multinational corporations include:
•Deferral of deductions deemed related to unremitted foreign earnings
•Limitations on the use of disregarded entities in foreign jurisdictions
•Limitations on foreign tax credits
Q24: What makes up our consolidated tax expense?
A:
Our pre-tax operating profit reflects our worldwide operations, consequently our tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have a full valuation allowance against our U.S. and Canadian operations.  Consequently, our tax expense in those jurisdictions is generally limited to current state taxes and alternative minimum taxes.  Our Brazilian and
Mexican operations are profitable and as a result we accrue taxes in those jurisdictions.

Frequently Asked Questions

Q25: Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion.  How will those assets be used to offset future taxable income?
A:
The most commonly understood component of deferred tax assets is the value of our net operating losses, which was reported as $268 million as of October 31, 2009.  We continue to offset current taxable income by these net operating losses both in the U.S. for federal and state tax purposes and in
Canada and Brazil.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, to date the Company has accrued OPEB, pension and other employee benefit liabilities during prior years.  As those employee benefits are paid, the company will realize a deduction against its future taxable income.  Similarly, the Company has accrued significant reserves for warranty and product liability obligations.  As payments are made against those reserves the Company will realize a deduction against its future taxable income.
Q26: How much value of net operating losses remains, and why is there still a valuation allowance against deferred tax assets?
A:
The Company has approximately $288 million of U.S. federal net operating losses available to offset future taxable income. Applying a federal tax rate of 35%, these losses have a value of $101 million. In addition the value of our state and foreign NOLs are $82 million and $102 million, respectively, for a total value of $285 million. (U.S. GAAP rules require an adjustment to these balances for stock option accounting.)
A substantial portion of these NOLs are subject to a valuation allowance. In addition to these deferred tax assets we have other deferred tax assets subject to a valuation allowance of $1.8 billion, for a total balance of deferred tax assets subject to a valuation allowance of $2.1 billion. Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company is able to release these valuation allowances.

Frequently Asked Questions

Q27: What is your expected 2010 pension and OPEB GAAP expense?
A:
We anticipate 2010 pension and OPEB GAAP expense of approximately $185 to $200 million.  In
2009, pension and OPEB GAAP expense was $233 million.
Q28: What are your expected 2010 and beyond pension funding requirements?
A:
Current forecasts indicate that we may need to contribute approximately $153 million in 2010.  From
2011 through 2013, the Company will be required to contribute at least $275 million per year to the plans depending on asset performance and discount rates in the next several years.

SEC Regulation G
DEBT YE 2006 YE 2007 YE 2008 YE 2009
(in millions)
Manufacturing operations
Facilities due 2012 - $              1,330 $       1,330 $        - $
8.25% Senior Notes, due 2021, net of unamortized discount of $37 million at October 31, 2009 -                 -                 -                  963
3.0% Senior Subordinated Convertibel Notes, due 2014 -                 -                 -                  570
Debt of majority owned dealership 484             267             157             148
Financing arrangements and capital lease obligations  401             369             306             271
7.5% Senior Notes, due 2011 15              15               15               15
9.95% Senior Notes, due 2011 11              8                6                 4
Bridge Loan Facility (Libor + 500) 1,500          -                 -                  -
4.75% Subordinated Exchangeable Notes, due 2009 1                1                1                 -
Other 60              39               19               4
Total manufacturing operations debt 2,472          2,029          1,834           1,975
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2016 3,104 $       2,748 $       2,076 $        1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2015 1,426          1,354          1,370           1,518
Revolving retail warehouse facility, at variable rates, due 2010 500             500             500             500
Commercial Paper, at variable rates, due serially through 2010 28              117             162             52
  Borrowing secured by operating and finance leases, at various rate, due serially through 2016 116             133             132             134
Total financial services operations debt 5,174 $       4,852 $       4,240 $        3,431 $
Cash & Cash Equivalents YE 2006 YE 2007 YE 2008 YE 2009
Manufacturing non-GAAP (Unaudited) 1,078 $       716 $          775 $           1,152 $            *
Financial Services non-GAAP (Unaudited) 79              61               86               60
Consolidated US GAAP (Audited) 1,157 $       777 $          861 $           1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 1,078 $       716 $          775 $           1,152 $            *
Manufacturing Marketable Securities non-GAAP (Unaudited) 136             6                2                 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 1,214 $       722 $          777 $           1,152 $
*Includes increase in cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
Audited

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G –
Goal Reconciliation

2010 2009
Original Revised
target
@ 350k
Industry
Target
@ 414.5k
Industry
U.S. and Canada Industry 350,000 414,500
($billions)
Sales and revenues, net $ 20 + $ 15 +
($millions)
Manufacturing segment profit 1,780 1,600
Below the line items (590) (500)
Income excluding income tax 1,190 1,100
Income tax expense (298) (275)
Net Income 892 $           825 $
Diluted earnings per share ($'s) 12.31 $        11.46 $
Weighted average shares outstanding: diluted (millions)
~ 72.5 ~ 72.5

SEC Regulation G –
Fiscal Year Comparison

2010 2009 2008
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Guidance
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 195,000        215,000        181,800        244,100
($billions)
Sales and revenues, net 12.6 $           13.1 $           11.6 $           14.7 $
($millions)
Manufacturing segment profit *
(excluding items listed below)
700 $            750 $            707 $            - $            707 $            1,088 $         - $            1,088 $
Ford settlement net of related charges 160               160               (37)               (37)
Impairment of property, plant and equipment (31)               (31)               (358)             (358)
Manufacturing segment profit 700               750               707               129               836               1,088            (395)             693
Below the line items
(excluding items listed below)
(553)             (547)             (468)             (468)             (502)             (502)
Write-off of debt issuance cost (11)               (11)               -
Below the line items (553)             (547)             (468)             (11)               (479)             (502)             -               (502)
Income (loss) excluding income tax 147               203               239               118               357               586               (395)             191
Income tax benefit (expense) (20)               (40)               (34)               (3)                 (37)               (58)               1                   (57)
Net Income (loss) 127 $            163 $            205 $            115 $            320 $            528 $            (394) $          134 $
Diluted earnings (loss) per share ($'s) 1.75 $           2.25 $           2.86 $           1.60 $           4.46 $           7.21 $           (5.39) $         1.82 $
Weighted average shares outstanding: diluted (millions)
~ 72.5 ~ 72.5 71.8              71.8              73.2              73.2
* Includes: minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.